UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors. On June 5, 2026, the Board of Directors (the “Board”) of PennyMac Financial Services, Inc. (the “Company”) elected Tiffany To as a member of the Board. Ms. To will serve until the Company’s next annual meeting of stockholders or until her successor is duly elected and qualified or until her earlier death, resignation or removal. Ms. To has not been appointed to serve on any Board committees.

In consideration for her services as a director of the Company, Ms. To will be entitled to receive compensation on the same terms and in the same amounts as the other independent directors. Accordingly, Ms. To is expected to receive an annual base retainer of $107,500. In connection with her election to the Board, Ms. To will receive a one-time equity grant of restricted stock units with a value of $177,500 under the Company’s 2022 Equity Incentive Plan (with such amount to be prorated based on days of service on the Board during the annual equity award cycle) that vests in full on the first anniversary of the date of grant.

In connection with her election, Ms. To will enter into an indemnification agreement with the Company in the same form of indemnification agreement that the Company has entered into with its other directors. There are no other arrangements or understandings between Ms. To and any other persons pursuant to which she was selected as a director. Ms. To is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and has no family relationship with any director or executive officer of the Company. A copy of the press release announcing the appointment of Ms. To is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: June 11, 2026	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer